                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant  |X|

Filed by a Party other than the Registrant |_|
Check the appropriate box:

|_|  Preliminary Proxy Statement
|_| CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                          ALLERGY RESEARCH GROUP, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
          ______________________________________________________________________
     (2)  Aggregate number of securities to which transaction applies:
          ______________________________________________________________________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          ______________________________________________________________________
     (4)  Proposed maximum aggregate value of transaction:
          ______________________________________________________________________
     (5)  Total fee paid:
          ______________________________________________________________________

|_|  Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
          ______________________________________________________________________
     (2)  Form, Schedule or Registration Statement No.:
          ______________________________________________________________________
     (3)  Filing Party:
          ______________________________________________________________________
     (4)  Date Filed:
          ______________________________________________________________________

                          ALLERGY RESEARCH GROUP, INC.
                              2300 North Loop Road
                            Alameda, California 94502


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 7, 2005

TO THE SHAREHOLDERS OF ALLERGY RESEARCH GROUP, INC.:

         The annual meeting of the shareholders of Allergy Research Group, Inc. (the "Company") will be held at 2300 North Loop Road, Alameda, California 94502, on June 7, 2005 at 11:00 A.M. local time for the following purposes:

         1.       To elect a Board of Directors for the Company.

         2. To approve the continuation of Clancy and Co., P.L.L.C. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005.

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS AND RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF EACH OTHER ITEM LISTED ON THIS NOTICE OF ANNUAL MEETING OF SHAREHOLDERS.

         Shareholders of record at the close of business on April 21, 2005, are the only persons entitled to notice of and to vote at the meeting.

         Your attention is directed to the attached Proxy Statement. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE FILL IN, SIGN, DATE AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE THE COMPANY FURTHER SOLICITATION EXPENSE. If you are present at the meeting, you may then revoke your proxy and vote in person, as explained in the Proxy Statement in the section entitled "ANNUAL MEETING OF SHAREHOLDERS - June 7, 2005." A return envelope is enclosed for your convenience.



                                                  /s/ Susan D. Levine
                                                  ------------------------------
                                                  Susan D. Levine
                                                  Secretary

                                                  Dated: May 9, 2005

                    ----------------------------------------

                                 PROXY STATEMENT

                    ----------------------------------------


                          ALLERGY RESEARCH GROUP, INC.
                              2300 North Loop Road
                            Alameda, California 94502


                  ANNUAL MEETING OF SHAREHOLDERS - JUNE 7, 2005

         The enclosed Proxy is solicited by the Board of Directors of Allergy Research Group, Inc. (the "Board") in connection with the annual meeting of shareholders of Allergy Research Group, Inc. (the "Company") to be held on June 7, 2005 at 11:00 A.M. local time at 2300 North Loop Road, Alameda, California 94502, and at any adjournments thereof. The cost of solicitation, including the cost of preparing and mailing the Notice of Shareholders' Meeting and this Proxy Statement, will be paid by the Company. Such mailing took place on approximately May 9, 2005. Representatives of the Company may, without cost to the Company, solicit Proxies for the management of the Company by means of mail, telephone or personal calls.

         A Proxy with respect to the Company may be revoked before the meeting by giving written notice of revocation to the Secretary of the Company, or may be revoked at the meeting, prior to voting. Unless revoked, properly executed Proxies with respect to the Company will be voted as indicated in this Proxy Statement. In instances where choices are specified by the shareholders in the Proxy, those Proxies will be voted or the vote will be withheld in accordance with each shareholder's choice. An "abstention" on any proposal will be counted as present for purposes of determining whether a quorum of shares is present at the meeting with respect to the proposal on which the abstention is noted, but will be counted as a vote "against" such proposal. Should any other matters come before the meeting, it is the intention of the persons named as Proxies in the enclosed Proxy to act upon them according to their best judgment.

         Only shareholders of record at the close of business on April 21, 2005 may vote at the meeting or any adjournments thereof. As of that date there were approximately 14,516,605 outstanding common shares of all classes, $.001 par value, of the Company. Each shareholder of the Company is entitled to one vote for each share of the Company held. Voting for the election of directors is not cumulative, which means that the holders of a majority of the Company's outstanding shares have the power to elect the entire Board of the Company. None of the matters to be presented at the meeting will entitle any shareholder of the Company to appraisal rights. In the event that Proxies which are sufficient in number to constitute a quorum are not received by June 3, 2005, the persons named as Proxies may propose one or more adjournments of the meeting to permit further solicitation of Proxies. Such adjournments will require the affirmative vote of the holders of a majority of the shares present in person or by Proxy at the meeting. The persons named as Proxies will vote in favor of such adjournment. At the annual meeting, the shareholders of the Company will be asked to re-elect the current members of the Board and to approve the selection of the independent public accountant for the Company.

                                 SHARE OWNERSHIP

     The following table provides information as of April 21, 2005 concerning the beneficial ownership of the Company's common stock by (i) each director,
(ii) each named executive officer, (iii) each shareholder known by the Company to be the beneficial owner of more than 5% of its outstanding Common Stock, and
(iv) the directors and officers as a group. Except as otherwise indicated, the persons named in the table have sole voting and investing power with respect to all shares of Common Stock owned by them.

------------------------------ ----------------------------------- ---------------------------- --------------------
                                 Name and Address of Beneficial       Amount and Nature of          Percent of
Title of Class                               Owner                    Beneficial Ownership          Class(1)(4)
------------------------------ ----------------------------------- ---------------------------- --------------------
$.001 par value common stock   Stephen Levine, Ph.D.                     10,113,250 (2)                 70%
                               Susan Levine
                               2300 North Loop Road
                               Alameda, California  94502

$.001 par value common stock   Manfred Salomon                               99,750                   .7%(3)
                               2300 North Loop Road
                               Alameda, CA  94502

$.001 par value common stock   Officers and Directors as a group           10,114,750                   70%

(1) Where persons listed on this table have the right to obtain additional shares of Common Stock through the exercise of outstanding options or warrants or the conversion of convertible securities within sixty (60) days from April 21, 2005, these additional shares are deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by such persons, but are not deemed outstanding for the purpose of computing the percentage owned by any other person.
(2) Represents shares held jointly by Stephen and Susan Levine as community property.
(3) Included in this table is a fully vested option held by Manfred Salomon to purchase 98,250 shares of common stock at an exercise price of $.40 per share.
(4)  Percentages are based on 14,516,605 shares outstanding on April 21, 2005.


                          ANNUAL REPORT OF THE COMPANY

         The annual report of the Company containing audited financial statements for the twelve months ended December 31, 2004 was mailed to the shareholders on or about May 9, 2005.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         It is intended that the enclosed Proxy will be voted for the election of the three (3) persons named below as directors for the Company unless such authority has been withheld in the respective Proxy. The term of office of each person elected to be a director of the Company will be until the next regular or annual meeting of the shareholders at which election of directors is an agenda item and until his or her successor is duly elected and shall qualify. Pertinent information regarding each nominee for the past five years is set forth following his or her name below.

------------------- ------------------------------------------------------------ -------------------------
NAME AND AGE            POSITION WITH THE COMPANY AND PRINCIPAL OCCUPATIONS            ADDRESS
------------------- ------------------------------------------------------------ -------------------------
Stephen Levine,     Dr. Levine has served as the Company's Chief Executive          2300 North Loop Road
Ph.D. (55)          Officer from December 1997 to January 1999 and recommenced      Alameda, California
                    service to the Company in that capacity in January 2000,        94502
                    upon resignation of the interim CEO. Dr. Levine has been
                    Chairman of the Board and a Director of the Company since
                    December 1997. In January 2001, Levine was appointed Chief
                    Financial Officer of the Company. Dr. Levine graduated cum laude from the State University College in Buffalo, New York and received his Ph.D. from the University of California,
                    Berkeley. In 1979, Dr. Levine founded NutriCology/Allergy
                    Research Group and was employed as its owner and operator
                    from that time until 1998, when NutriCology was acquired by the Company. He now serves as Chairman of the Board of
                    Directors, as well as being employed as the Chief Executive
                    Officer. Dr. Levine is the author of AntiOxidant Adaption,
                    Its Role in Free Radical Pathology. Dr. Levine is the
                    husband of Susan Levine, who acts as Vice President,
                    Secretary and Director for the Company.
------------------- ------------------------------------------------------------ -------------------------
Susan Levine        Mrs. Levine has served as the Secretary and Vice President      2300 North Loop Road
(51)                of the Company since December 1997, and was elected to the      Alameda, California
                    Board at that time. Mrs. Levine resigned her board              94502
                    membership temporarily between January 1999 and January
                    2000. In addition, Susan Levine acts as the Company's Public
                    Relations and Conventions and Travel Specialist. Since 1980,
                    Mrs. Levine has worked with her husband, Dr. Stephen Levine, in the creation and development of NutriCology. Prior to
                    working for the Company, Mrs. Levine was the Director of
                    Senior Housing ECHO, a non-profit organization located in
                    Hayward, California, where her duties included grant writing and coordination of workers for social programs.
------------------- ------------------------------------------------------------ -------------------------
Ed Kane             Mr. Kane has served as a Director of the Company since          2300 North Loop Road
(78)                November 8, 2000. From 1955 to present, Mr. Kane has acted      Alameda, California
                    as the sole owner and Chairman of the Board of Kane Steel.      94502
                    Mr. Kane also started K-TRON International ("KTII") in 1964.
                    KTII was the first to digitize weigh feeding, which is a
                    system used to continuously weigh and feed material for the process industries. KTII is listed on the over-the-counter market, with plants in Switzerland and the United States. In addition, Mr. Kane started K-FLOW International ("KFI") in
                    1980 to manufacture a patented mass flow meter. KFI was
                    merged into the instrument division of the Swiss firm ABB in
                    1991. Expanding into the health field ten years ago, Mr.
                    Kane and his wife Patricia, a Ph.D., founded BodyBio
                    Corporation, a specialized laboratory analysis service
                    utilized by physicians worldwide in interpreting blood test results. Mr. Kane is currently the chief executive officer of BodyBio Corporation. Mr. Kane has been a student of
                    science and medicine for most of his adult life, and holds a degree from Temple University. Mr. Kane's particular focus has been on fatty acid metabolism. Mr. Kane presently sits on the Advisory Board of UMDNJ- School of Osteopathic
                    Medicine. He has been a visiting professor at the Wharton
                    School of Business in Philadelphia and instructs physicians in a biomedical course on lipid metabolism five times
                    yearly. Mr. Kane holds several U.S. patents on steel
                    structures, instrumentation and biochemistry. The city of
                    Millville, New Jersey recognized Mr. Kane as one of the
                    three leading industrialists of the last half century.
------------------- ------------------------------------------------------------ -------------------------

         None of the persons named as nominees for the Company are directors of any other Reporting Companies. "Reporting Companies" include companies with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act") or subject to the requirements of
Section 15(d) of the 1934 Act, or any company registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

         In voting for directors, you must vote all of your shares noncumulatively. This means that the owners of a majority of the Company's outstanding shares have the power to elect the Company's entire Board. The vote of a majority of shares of the Company represented at the meeting, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy, is sufficient for the election of the above nominees to the Board. By completing the Proxy, you give the Proxy the right to vote for the persons named in the table above. If you elect to withhold authority for any individual nominee or nominees, you may do so by making an "X" in the box marked "VOTE FOR NOMINEE(S) NOT LINED OUT," and by striking a line through the nominees' name or names on the Proxy for which you do not vote.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE

         The Company currently has a medical advisory board. The Company does not have standing audit, nominating or compensation committees. All of the responsibilities which would normally fall upon an audit committee under the provisions of the Securities Act of 1934 and the Corporate Fraud Accountability Act of 2002 are and will be the responsibility of the full Board. It is the practice of the Board to review the Company's audited annual financial statements and unaudited quarterly financial statements with the Company's independent auditors.

         Management is responsible for the Company's financial statements and the financial reporting process, including internal controls. The independent auditors' are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards in the United States of America and for issuing a report thereon. The Board's responsibility is to monitor and oversee these processes.

         In this context, the Board has held discussions with management and the independent auditors regarding the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61, "COMMUNICATION WITH AUDIT COMMITTEES" and SAS No. 90, "AUDIT COMMITTEE COMMUNICATIONS." These matters included a discussion of the independent auditors' judgments about the quality (not just the acceptability) of the Company's accounting principles as applied to financial reporting. Management represented to the Board that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States of America, and the Board has reviewed and discussed the consolidated financial statements with management and the independent auditors. The independent auditors also provided the Board with the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Board discussed with the independent auditors that firm's independence.

         The Board of Directors is responsible for considering and making recommendations to the shareholders concerning nominees for election as director at the Company's meetings of shareholders, and nominees for appointments to fill any vacancy on the Board. Because of the practical necessity that a candidate for director must be acceptable to Dr. Levine, in his capacity as holder of a majority of the Company's voting stock, in order to be elected, the Board believes it is desirable for the nominations function to be fulfilled by the full Board, including Dr. Levine, rather than by a nominating committee that does not include him. When the need for a new director arises (whether because of a newly created Board seat or vacancy), the Board will proceed by whatever means it deems appropriate to identify a qualified candidate or candidates. The Board will evaluate the qualifications of each candidate.

         The Board has no established policy with regard to the consideration of any director or candidate recommended by shareholders of the Company. Because of the practical necessity that a candidate for director must be acceptable to Dr. Levine, in his capacity as holder of a majority of the Company's voting stock, in order to be elected, the Board does not believe that such a policy is necessary at this time. However, the Board will consider including in its slate of director nominees for an annual shareholders' meeting a nominee submitted to the Company by a shareholder. In order for the Board to consider such nominees, the nominating shareholder should submit the information about the nominee and nominating shareholder to the President at the Company's principal executive offices at least 120 days before the first anniversary of the date that the Company's Proxy Statement was released to shareholders in connection with the previous year's annual meeting of shareholders. The nominating shareholder should expressly indicate that such shareholder desires that the Board consider such shareholder's nominee for inclusion with the Board's slate of nominees for the meeting. The nominating shareholder and shareholder's nominee should undertake to provide, or consent to the Company obtaining, all other information the Board requests in connection with its evaluation of the nominee. The Board did not receive any nominations for director from any holder of 5% or more of the Company's common stock within the prescribed time period for presentation at the 2005 meeting.

ATTENDANCE AT MEETINGS

         The Board for the Company took action eight times during its last fiscal year by unanimous written consent. The 2004 Annual Shareholders' Meeting was attended by all board members except Mr. Kane. Although directors are encouraged to attend the annual meetings, the Company does not have a policy on individual director attendance at shareholder meetings.

COMMUNICATION WITH SHAREHOLDERS

         Shareholders who wish to communicate with members of the Board of Directors, including independent directors, individually or as a group, may send correspondence to them in care of the Secretary of the Company's principal office at 2300 North Loop Road, Alameda, California 94502.

DIRECTOR COMPENSATION

         The Company does not maintain any separate pension, retirement or other arrangement for compensating its Directors. No compensation was paid to Directors during the fiscal year ended December 31, 2004, and the Company does not currently compensate directors. Directors who also act as officers of the Company may receive compensation for services rendered to the Company in those other capacities.

EXECUTIVE OFFICERS

         Certain information about the current executive officers of the Company is set forth below. Each executive officer of the Company may be removed from office at any time by a majority of the Company's Board of Directors with or without cause.

         STEPHEN LEVINE, PH.D. (55) has served as the Company's Chief Executive Officer from December 1997 to January 1999 and recommenced service to the Company in that capacity in January 2000, upon resignation of the interim CEO. Dr. Levine has been Chairman of the Board and a Director of the Company since December 1997. In January 2001, Levine was appointed Chief Financial Officer of the Company. Dr. Levine graduated cum laude from State University College in Buffalo, New York and received his Ph.D. from the University of California, Berkeley. In 1979, Dr. Levine founded NutriCology/Allergy Research Group and was employed as its owner and operator from that time until 1998, when NutriCology was acquired by the Company. He now serves as Chairman of the Board of Directors, as well as being employed as the Chief Executive Officer. Dr. Levine is the author of AntiOxidant Adaption, Its Role in Free Radical Pathology. Dr. Levine is the husband of Susan Levine, who acts as Vice President, Secretary and Director of the Company.

         FRED SALOMON (66) has served as President since August 12, 2003. He was hired in 2002 to fill the role of Director of Operations. Mr. Salomon brings 40 years of executive management experience. He comes from the home-sewing and craft industry, where he managed and grew several businesses. He also founded his own company, which he sold to the McCall Pattern Company, where he served as Chief Operating Officer of their national distribution company, NMI, Inc. For the last 20 years, Mr. Salomon was general manager of Lion Notions, Inc. and Fantasy Importers, Inc., both privately held corporations.

         SUSAN LEVINE (51) has served as the Secretary, Director and Vice President to the Company since December 1997. Mrs. Levine resigned her board membership temporarily between January 1999 and January 2000. In addition, Susan Levine acts as the Company's Public Relations and Conventions and Travel Specialist. Since 1980, Mrs. Levine has worked with her husband, Dr. Stephen Levine, in the creation and development of NutriCology. Prior to working for the Company, Mrs. Levine was the Director of Senior Housing ECHO, a non-profit organization located in Hayward, California, where her duties included grant writing and coordination of workers for social programs.

         Susan Levine is the wife of Stephen Levine. There are no other family relationships between the executive officers and/or the proposed directors. The Company's address is: 2300 North Loop Road, Alameda, California 94502.

EXECUTIVE OFFICER COMPENSATION

         The following table sets forth the remuneration to the Company's executive officers for the past three fiscal years:

                           SUMMARY COMPENSATION TABLE

                                                                        Long Term Compensation
                                                                 ------------------------- ------------
                                     Annual Compensation                  Awards             Payouts
                              ---------------------------------- ------------------------- ------------
                                                        Other
                                                       Annual     Restricted   Securities                All Other
Name and Principal                                   Compensation   Stock      Underlying     LTIP      Compensation
Position             Year     Salary ($)   Bonus ($)     ($)      Award(s)($)  Options(#)   Payouts($)       ($)
-------------------- -------- ----------- ---------- ----------- ------------ ------------ ------------ ------------
Stephen Levine, CEO  2002        250,000    90,000                                                           16,505
                     2003        299,846                                                                     10,890
                     2004        324,477   125,000                                                           25,422

Manfred (Fred)       2002         43,077    25,000
Salomon,             2003        112,308   100,000                                98,250                      3,923
President            2004        120,923   120,000                                                           12,231

Susan Levine,        2002        141,940    50,000                                                            7,500
Secretary            2003        179,255        --                                                            8,743
                     2004        195,517    50,000                                                           19,580

      During the last fiscal year ended December 31, 2004, the Company did not grant any stock options to executive officers. Options granted in 2003 are included in the table below:

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                          Number of Securities   % of Total
                          Underlying Options/    Options/SAR's Granted
                          SARs                   to Employees in         Exercise or Base       Expiration
Name                      Granted (#)            Fiscal Year             Price ($/Sh)           Date
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

Manfred Salomon           98,250                 26%                     $.40 per share         05/12/2008
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

      The following table is intended to provide information as to the number of stock options exercised by each of the executive officers listed above, the value realized upon exercise of such options, and the number and value of any unexercised options still held by such individuals.

                                                                        Number of
                                                                        Securities
                                                                        Underlying            Value of Unexercised
                                                                        Unexercised           In-the-Money
                                                                        Options/SARs at       Options/SARs at
                                                                        FY-End (#)            FY-End ($)

                           Shares Acquired on                           Exercisable/          Exercisable/
Name                       Exercise (#)           Value Realized ($)    Unexercisable         Unexercisable
-------------------------- ---------------------- --------------------- --------------------- ----------------------
Manfred Salomon                                0                     0        98,250/0              37,335/0(1)


(1) On May 12, 2003, the Company issued options to purchase 98,250 shares of Common Stock to Manfred Salomon under the Company's 1998 Incentive Stock Option Plan. These options can be exercised for $.40 per share and were fully vested on the grant date. The options expire on May 12, 2008.

         EMPLOYMENT AGREEMENTS

         The Company does not have a current employment agreement with its Chief Executive Officer and Chief Financial Officer or with its President.

         EMPLOYEE BENEFITS

         1998 INCENTIVE STOCK OPTION PLAN. The Company's Board of Directors and shareholders adopted the 1998 Incentive Stock Option Plan on July 10, 1998 and reserved an aggregate of 1,000,000 shares of Common Stock for grants of stock options under the plan. The purposes of the 1998 Incentive Stock Option Plan are
(a) to attract and retain the best available people for positions of substantial responsibility and (b) to provide additional incentive to the employees of the Company and to promote the success of the Company's business.

         The 1998 Incentive Stock Option Plan is administered by the Board of Directors, which has the authority to select individuals who are to receive options under the Plan and to specify the terms and conditions of each option so granted (incentive or nonqualified), the vesting provisions, the option term and the exercise price. The 1998 Incentive Stock Option Plan includes two separate plans: Plan A provides for the granting of options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and Plan B provides for the granting of non-qualified stock options. Each Plan will terminate on September 23, 2012, unless sooner terminated by the Board.

         An option granted under the 1998 Incentive Stock Option Plan expires five (5) years from the date of grant or, if earlier, on the date of the optionee's termination of employment or service, no more than six (6) months of the optionee's death or disability. Options granted under the 1998 Incentive Stock Option Plan are not generally transferable by the optionee except by will or the laws of descent and distribution and generally are exercisable during the lifetime of the optionee only by such optionee. The Board of Directors has authority to grant options under the 1998 Incentive Stock Option Plan to non-officer employees (including outside directors) of the Company and consultants to the Company at an exercise price not greater than the fair market value of the Common Stock on the date of grant.

         In the event of (i) the merger or consolidation of the Company in which it is not the surviving corporation, or pursuant to which shares of Common Stock are converted into cash, securities or other property (other than a merger in which holders of Common Stock immediately before the merger have the same proportionate ownership of the capital stock of the surviving corporation immediately after the merger), (ii) the sale, lease, exchange or other transfer of all or substantially all of the Company's assets (other than a transfer to a majority-owned subsidiary), or (iii) the approval by the holders of Common Stock of any plan or proposal for the Company's liquidation or dissolution (each, "Corporate Transaction"), the Board of Directors will determine whether provision will be made in connection with the Corporate Transactions for assumption of the options under the 1998 Incentive Stock Option Plan or substitution of appropriate new options covering the stock of the successor corporation, or an affiliate of the successor corporation. If the Board of Directors determines that no such assumption or substitution will be made, each outstanding option under the 1998 Incentive Stock Option Plan shall automatically accelerate so that it will become 100% vested and exercisable immediately before the Corporate Transaction.

         RULE 401(k) RETIREMENT PLAN. In January 1997, the Company adopted the NutriCology, Inc. 401(k) Retirement Plan (the "401(k) Plan"). Eligible employees may contribute any portion of their annual compensation, subject to the limitations established annually by the Internal Revenue Service, and the Company will match 100 percent of an employee's contribution, limited to 5% of the employee's compensation. Total provisions with respect to this plan approximated $43,600 and $91,000, for the years ended December 31, 2003 and 2004, respectively.

         CAFETERIA PLAN. In May 1999, the Company adopted the NutriCology, Inc./Allergy Research Group, Inc. Cafeteria Plan pursuant to section 125 of the Internal Revenue Code ("Cafeteria Plan"), retroactive to January 1999. Eligible employees may contribute a portion of their upcoming pay to special funds or accounts to pay for certain benefits under the Cafeteria Plan, including health care reimbursement, day-care assistance and insurance premiums on health care insurance programs. Ordinarily, these expenses would be paid with out-of-pocket, taxable dollars. Under the Cafeteria Plan, the amounts contributed are not subject to Federal income or Social Security taxes. Employees may submit requests for reimbursement of these expenses to the administrator of the Cafeteria Plan, BenefitStreet.com, at any time during a plan year. At the end of each plan year, the employees will forfeit any unspent monies unless requests for reimbursement are made no later than 60 days after the end of the year. We automatically contribute enough of the employee's compensation to pay for insurance coverage provided under its health plan; however, it is up to the employee to determine the amount of any additional contributions.

         EQUITY COMPENSATION PLAN INFORMATION

         The following table provides information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2004.

------------------------------ ---------------------------- --------------------------- ----------------------------
Plan Category                  Number of Securities to Be   Weighted-average Exercise   Number of Securities
                               Issued Upon Exercise of      Price of Outstanding        Available For Future
                               Outstanding Options,         Options, Warrants and       Issuance Under Equity
                               Warrants And Rights          Rights                      Compensation Plans
                                                                                        (Excluding Securities
                                                                                        Reflected in Column (a))
                                           (a)                        (b)                        (c)
------------------------------ ---------------------------- --------------------------- ----------------------------
Equity compensation plans      338,750 common shares(1)                $.40             661,250 common shares
approved by security holders
------------------------------ ---------------------------- --------------------------- ----------------------------

Equity compensation plans      None                                    None             None
not approved by security
holders
------------------------------ ---------------------------- --------------------------- ----------------------------

Total                          338,750 common shares                   $.40             661,250(2) common shares
------------------------------ ---------------------------- --------------------------- ----------------------------

(1) Issued under Allergy Research Group, Inc.'s 1998 Incentive Stock Option Plan 1 in 2003.
(2)  Represents common shares issuable under 1998 Incentive Stock Option Plan 1.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         To our knowledge, all reports which were required to be filed by our directors, officers or principal shareholders during 2004 under Section 16(a) of the Securities Exchange Act of 1934, were timely filed.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Stephen Levine, the Company's Chief Executive Officer, Chief Financial Officer and Chairman of the Board of Directors, and Susan Levine, the Company's Secretary, are husband and wife.

         Stephen and Susan Levine loaned NutriCology approximately $286,000 prior to its reverse acquisition by the Company in 1998. The loan has been offset and exceeded by advances made to the Levines between 1997 and 1999, seventy-three percent (73%) of which were made prior to the reverse acquisition. Each advance has been made as a non-interest bearing, due on demand loan on the books of the Company. Interest (8% per annum) has been accrued on these loans in the amount of $3,088 and $5,137 for the years ended December 31 2004 and December 31, 2003, respectively. The Company's audited financial statements indicate that as of December 31, 2004 and 2003, the amounts due from Dr. Levine were $28,818 and $55,730, respectively. No new advances or adjustments to the terms of the loans were made after July 30, 2002.

         On January 4, 2005, the Company entered into a lease for office and warehouse space located at 2300 North Loop Road, Alameda, California with AriBen Corporation, a single-purpose California corporation that is wholly-owned by Stephen and Susan Levine. The leased premises consist of approximately 29,821 square feet of office and industrial space. The lease, which has a term of ten years with options to renew for two subsequent periods of ten and five years, respectively, has a base monthly rent of $24,000 for the initial period, $30,000 for the first option period and $35,000 for the second option period. Rent will be adjusted annually during the second five years of each 10-year lease period based on the consumer price index, with a minimum increase of three percent. No security deposit is required under the lease.

         We have reimbursed AriBen Corporation for some of the tenant improvements which were built out to our specifications in the amount of $350,000. We believe that the new facilities provide a more geographically beneficial location, closer to our existing and potential workforce, and the facilities can accommodate internal manufacturing, greater quality control and expansion better than our prior facilities.

REQUIRED VOTE

         Each of the nominees has agreed to serve as a director of the Company until his or her replacement is elected and qualified. If any unforeseen event prevents one or more of the nominees from serving as a director, your votes will be cast for the election of a substitute or substitutes selected by the Board. In no event, however, can the Proxies be voted for a greater number of persons than the number of nominees named. Unless otherwise instructed, the proxies will vote for the election of each nominee to serve as a director of the Company.

         THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE TO ELECT EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS OF THE COMPANY.

                                   PROPOSAL 2

                          RATIFICATION OR REJECTION OF
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The Board of Directors has selected Clancy and Co., P.L.L.C. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005 and has directed that management submit the selection of independent registered public accounting firm to the shareholders for ratification at the Annual Meeting. Clancy and Co., P.L.L.C. audited the Company's financial statements for fiscal 2004. No representative of Clancy and Co., P.L.L.C. is expected to be present at the Annual Meeting.

         Shareholders are not required to ratify the selection of Clancy and Co., P.L.L.C. as the Company's independent registered public accounting firm. However, the Board is submitting the selection of Clancy and Co., P.L.L.C. to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.

AUDIT FEES

         The aggregate fees billed by Clancy and Co., P.L.L.C. for professional services rendered for the audit of the Company's annual financial statements on Form 10-KSB and the reviews of the financial statements included in the Company's Form 10-QSB's for the fiscal years ended December 31, 2004 and 2003 was $42,500 and $40,500, respectively.

TAX FEES

         The aggregate fees billed for tax compliance rendered by our independent auditors for the years ended December 31, 2003 and 2004 was $5,000 for each year.

ALL OTHER FEES

         None.

         The affirmative vote of the holders of a majority of the shares represented and voting at the meeting will be required to ratify the selection of Clancy and Co., P.L.L.C.

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE SHAREHOLDERS OF THE COMPANY VOTE IN FAVOR OF THE PROPOSAL. UNLESS OTHERWISE INSTRUCTED, THE PROXIES WILL VOTE IN FAVOR OF THE PROPOSAL TO RATIFY THE SELECTION OF THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

                                  OTHER MATTERS

         Management does not intend to present any business at the meeting not mentioned in this Proxy Statement, and currently knows of no other business to be presented. If any other matters are brought before the meeting, the appointed proxies will vote all Proxies on such matters in accordance with their judgment of the best interests of the Company.

                              SHAREHOLDER PROPOSALS

         Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's next Annual Meeting of Shareholders must be received by the Company no later than March 1, 2006 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.


                                             /s/ Susan D. Levine
                                             -----------------------------------
                                             Susan D. Levine
                                             Secretary
                                             Dated: May 9, 2005

PROXY                                                                      PROXY

                          ALLERGY RESEARCH GROUP, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 7, 2005

         The undersigned hereby appoints Stephen Levine and Susan Levine, CEO and Secretary, respectively, and each of them, as attorneys and Proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Allergy Research Group, Inc. (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Company to be held at 2300 North Loop Road, Alameda, California 94502 on June 7, 2005 at 11:00 A.M. local time and at any and all continuations and adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, on the following matters, in accordance with the following instructions, and on all matters that may properly come before the meeting. With respect to any matter not known to the Company as of May 9, 2005, such proxies are authorized to vote in their discretion.

         UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2 MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

          YOUR VOTE IS IMPORTANT. THEREFORE, YOU ARE URGED TO COMPLETE,
                    SIGN, DATE AND PROMPTLY RETURN THIS PROXY
                            IN THE ENCLOSED ENVELOPE.

                 (Continued and to be signed on the other side)

                          ALLERGY RESEARCH GROUP, INC.

        PLEASE MARK VOTE IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES
                        FOR DIRECTOR AND FOR PROPOSAL 2.


1. To elect three directors to hold office until the 2006 Annual Meeting of Shareholders.

     FOR          WITHHELD         VOTE FOR NOMINEE(S) NOT LINED OUT

     [ ]          [ ]              [ ]  Strike a line through the nominee(s)
                                        name or names below that you do not
                                        vote for

     NOMINEES:         Susan Levine, Stephen Levine and Ed Kane

2. To approve the continuation of Clancy and Co., P.L.L.C. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005.

     FOR                         AGAINST                          ABSTAIN

     [ ]                         [ ]                              [ ]


_____________   _____________________   ________________________________________
Date            Shares Held             Signature

                                        ________________________________________
                                        Print Name


_____________   _____________________   ________________________________________
Date            Shares Held             Signature

                                        ________________________________________
                                        Print Name


Please vote, sign, date and promptly return this proxy in the enclosed return envelope, which is postage paid if mailed in the United States.

Please sign exactly as your name appears on your stock certificate. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership or limited liability company, please sign the company name by authorized person.